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                                                                Exhibit 23.01(e)


                          [MOSS-ADAMS LLP LETTERHEAD]

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference of our firm under the caption "Experts" and to the use of our report dated February 6, 1998, except for Note 11, as to which the date is March 1, 1998, for Intranational Computer Consultants, Inc., in the
Registration Statement (Form S-1, File 333-0               ) and related
Prospectus of Corporate Staffing Resources, Inc.

                                                              /s/ Moss-Adams LLP

Santa Rosa, California
May 26, 1998